EXHIBIT 21.1

LIST OF SUBSIDIARIES
Enterprise Products Partners L.P.
(Including Enterprise Products Operating L.P.)
as of March 1, 2005

Jurisdiction of
Name of Subsidiary	Formation	Effective Ownership
Acadian Acquisition, LLC	Delaware	Acadian Gas, LLC – 100%
Acadian Consulting LLC	Delaware	Acadian Gas, LLC – 100%
Acadian Gas, LLC	Delaware	Enterprise Products Operating L.P. – 100%
Acadian Gas Pipeline System	Texas	TXO-Acadian Gas Pipeline, LLC – 50% MCN-Acadian Gas Pipeline, LLC – 50%
Arizona Gas Storage, L.L.C.	Delaware	Enterprise Arizona Gas, L.L.C. – 60%
Atlantis Offshore, LLC	Delaware	Manta Ray Gathering Company, L.L.C. – 50% Manta Ray Offshore Gathering Company, L.L.C. – 50%
Baton Rouge Fractionators LLC	Delaware	Enterprise Products Operating L.P. – 32.25% Third Parties – 67.75%
Baton Rouge Pipeline LLC	Delaware	Baton Rouge Fractionators LLC – 100%
Baton Rouge Propylene Concentrator, LLC	Delaware	Enterprise Products Operating L.P. – 30% Third Parties – 70%
Belle Rose NGL Pipeline, L.L.C.	Delaware	Enterprise NGL Pipelines, LLC 41.67% Third Parties – 58.33%
Belvieu Environmental Fuels GP, LLC	Delaware	Enterprise Products Operating L.P. – 100%
Belvieu Environmental Fuels L.P.	Texas	Enterprise Products Operating L.P. — 99% Belvieu Environmental Fuels GP, LLC – 1%
Cajun Pipeline Company, LLC	Texas	Enterprise Products Operating L.P. – 100%
Calcasieu Gas Gathering System	Texas	TXO-Acadian Gas Pipeline, LLC – 50% MCN-Acadian Gas Pipeline, LLC – 50%
Cameron Highway Oil Pipeline Company	Delaware	Cameron Highway Pipeline I, L.P. – 50% Third Party – 50%
Cameron Highway Pipeline GP, L.L.C.	Delaware	Enterprise GTM Holdings L.P. – 100%
Cameron Highway Pipeline I, L.P.	Delaware	Enterprise GTM Holdings L.P. – 99% Cameron Highway Pipeline GP, L.L.C. – 1%
Chunchula Pipeline Company, LLC	Texas	Enterprise Products Operating L.P. – 100%
Coyote Gas Treating Limited Liability Company	Delaware	Enterprise Field Services, L.L.C. – 50%
Crystal Holding, L.L.C.	Delaware	Enterprise GTM Holdings L.P. – 100%
Cypress Gas Marketing, LLC	Delaware	Acadian Gas, LLC – 100%
Cypress Gas Pipeline, LLC	Delaware	Acadian Gas, LLC – 100%
Deep Gulf Development, LLC	Delaware	Enterprise Offshore Development, LLC – 90% Third Party – 10%
Deepwater Gateway, L.L.C.	Delaware	Enterprise Field Services, L.L.C. – 50% Third Party — 50%
Dixie Pipeline Company	Delaware	Enterprise Products Operating L.P. – 38.1% Enterprise NGL Pipelines, LLC – 27.8% Third Parties – 34.0%
E-Cypress, LLC	Delaware	Enterprise Products Operating L.P. – 100%
E-Oaktree, LLC	Delaware	E-Cypress, LLC – 98% Third Party – 2%
Enterprise Alabama Intrastate, L.L.C.	Delaware	Enterprise GTM Holdings L.P. – 100%
Enterprise Arizona Gas, L.L.C.	Delaware	Enterprise Field Services, L.L.C. – 100%

Jurisdiction of
Name of Subsidiary	Formation	Effective Ownership
Enterprise Energy Finance Corporation	Delaware	Enterprise GTM Holdings L.P. – 100%
Enterprise Field Services, LLC	Delaware	Enterprise GTM Holdings L.P. — 100%
Enterprise Fractionation, LLC	Delaware	Enterprise Products Operating L.P. – 100%
Enterprise GC, L.P.	Delaware	Enterprise GTM Holdings L.P. – 99% Enterprise Holding III, L.L.C. – 1%
Enterprise GTMGP, LLC	Delaware	Enterprise Products GTM, LLC – 100%
Enterprise GTM Hattiesburg Storage, LLC	Delaware	Crystal Holding, L.L.C. – 100%
Enterprise GTM Holdings L.P.	Delaware	Enterprise Products Operating L.P. – 99% Enterprise GTMGP, LLC – 1%
Enterprise GTM Offshore Operating Company, LLC	Delaware	Enterprise GTM Holdings L.P. – 100%
Enterprise Gas Liquids LLC	Delaware	Enterprise Products Operating L.P. – 100%
Enterprise Gas Processing LLC	Delaware	Enterprise Products Operating L.P. – 100%
Enterprise Holding III, L.L.C.	Delaware	Enterprise GTM Holdings L.P. – 100%
Enterprise Hydrocarbons L.P.	Delaware	Enterprise Products Texas Operating L.P. – 99% Enterprise Products Operating L.P. – 1%
Enterprise Intrastate L.P.	Delaware	Enterprise GTM Holdings L.P. – 99% Enterprise Holding III, L.L.C. – 1%
Enterprise Lou-Tex NGL Pipeline L.P.	Delaware	Enterprise Products Operating L.P. – 99% HSC Pipeline Partnership L.P. – 1%
Enterprise Lou-Tex Propylene Pipeline L.P.	Delaware	Enterprise Products Operating L.P. – 99% Propylene Pipeline Partnership L.P. – 1%
Enterprise NGL Marketing Company L.P.	Delaware	Enterprise Products Texas Operating L.P. – 99% Enterprise Products Operating L.P. – 1%
Enterprise NGL Pipelines, LLC	Delaware	Enterprise Products Operating L.P. – 100%
Enterprise Norco LLC	Delaware	Enterprise Products Operating L.P. – 100%
Enterprise Offshore Development, LLC	Delaware	Moray Pipeline Company, LLC – 100%
Enterprise Products GTM, LLC	Delaware	Enterprise Products Operating L.P. – 100%
Enterprise Products OLPGP, Inc.	Delaware	Enterprise Products Partners L.P. – 100%
Enterprise Products Operating L.P.	Delaware	Enterprise Products Partners L.P. – 99.999% Enterprise Products OLPGP, Inc. – 0.001%
Enterprise Products Texas Operating L.P.	Texas	Enterprise Products Operating L.P. – 99% Enterprise Products Partners L.P. – 1%
Enterprise Terminalling L.P.	Texas	Enterprise Products Operating L.P. – 99% Enterprise Gas Liquids LLC 1%
Enterprise Terminals & Storage, LLC	Delaware	Mapletree, LLC – 100%
Enterprise Texas Pipeline, L.P.	Delaware	Enterprise GTM Holdings L.P. – 99% Enterprise Holding III, L.L.C. – 1%
EPOLP 1999 Grantor Trust	Texas	Enterprise Products Operating L.P. – 100%
Evangeline Gas Corp.	Delaware	Evangeline Gulf Coast Gas, LLC – 45.05% Third Parties – 54.95%
Evangeline Gas Pipeline Company L.P.	Delaware	Evangeline Gulf Coast Gas, LLC – 45% Evangeline Gas Corp. – 10% Third Party – 45%
Evangeline Gulf Coast Gas, LLC	Delaware	Acadian Gas, LLC – 100%
First Reserve Gas, L.L.C.	Delaware	Crystal Holding, L.L.C. – 100%
Flextrend Development Company, L.L.C.	Delaware	Enterprise GTM Holdings L.P. – 100%
Grande Isle Pipeline LLC	Delaware	Enterprise Products Operating L.P. – 100%
Hattiesburg Gas Storage Company	Delaware	First Reserve Gas, L.L.C. – 50% Hattiesburg Industrial Gas Sales, L.L.C. – 50%
Hattiesburg Industrial Gas Sales, L.L.C.	Delaware	First Reserve Gas, L.L.C. – 100%
High Island Offshore System, L.L.C.	Delaware	Enterprise GTM Holdings L.P. – 100%
HSC Pipeline Partnership, L.P.	Texas	Enterprise Products Operating L.P. – 99% Enterprise Products Partners L.P. – 1%

Jurisdiction of
Name of Subsidiary	Formation	Effective Ownership
Independence Hub, LLC	Delaware	Enterprise Products Operating L.P. – 80% Third Party – 20%
K/D/S Promix, L.L.C.	Delaware	Enterprise Fractionation, LLC – 50% Third Parties – 50%
La Porte Pipeline Company L.P.	Texas	Enterprise Products Operating L.P. – 49.5% La Porte Pipeline GP, LLC – 1.0% Third Parties – 49.5%
La Porte Pipeline GP, L.L.C.	Texas	Enterprise Products Operating L.P. – 50% Third Parties – 50%
Mapletree, LLC	Delaware	Enterprise Products Operating L.P. – 98% Third Party – 2%
MCN Acadian Gas Pipeline, LLC	Delaware	Acadian Gas, LLC – 100%
MCN Pelican Interstate Gas, LLC	Delaware	Acadian Gas, LLC – 100%
MCN Pelican Transmission LLC	Delaware	Acadian Gas, LLC – 100%
Manta Ray Gathering Company, L.L.C.	Delaware	Enterprise GTM Holdings L.P. – 100%
Manta Ray Offshore Gathering Company, L.L.C.	Delaware	Neptune Pipeline Company, L.L.C. – 100%
Mid-America Pipeline Company, LLC	Delaware	Mapletree, LLC – 100%
Moray Pipeline Company, LLC	Delaware	Enterprise Products Operating L.P. – 100%
Nautilus Pipeline Company L.L.C.	Delaware	Neptune Pipeline Company, L.L.C. – 100%
Neches Pipeline System	Texas	TXO-Acadian Gas Pipeline, LLC – 50% MCN-Acadian Gas Pipeline, LLC – 50%
Nemo Gathering Company, LLC	Delaware	Enterprise NGL Pipelines, LLC – 33.92 Third Parties – 66.08%
Neptune Pipeline Company, L.L.C.	Delaware	Sailfish Pipeline Company, L.L.C. – 25.67% Third Parties – 74.33%
Norco-Taft Pipeline, LLC	Delaware	Enterprise NGL Private Lines & Storage, LLC – 100%
Olefins Terminal Corporation	Delaware	Enterprise Products Operating L.P. - 50% Third Party – 50%
Petal Gas Storage, L.L.C.	Delaware	Crystal Holding, L.L.C. – 100%
Pontchartrain Natural Gas System	Texas	TXO-Acadian Gas Pipeline, LLC – 50% MCN-Acadian Gas Pipeline, LLC – 50%
Port Neches GP, LLC	Delaware	Enterprise Products Operating L.P. – 100%
Port Neches Pipeline L.P.	Delaware	Enterprise Products Operating L.P. – 99% Port Neches GP, LLC — 1%
Poseidon Oil Pipeline Company, L.L.C.	Delaware	Poseidon Pipeline Company, L.L.C. – 36% Third Parties — 64%
Poseidon Pipeline Company, L.L.C.	Delaware	Enterprise GTM Holdings L.P. – 100%
Propylene Pipeline Partnership, L.P.	Texas	Enterprise Products Operating L.P. – 99% Enterprise Products Partners L.P. – 1%
Sabine Propylene Pipeline L.P.	Texas	Enterprise Products Operating L.P. – 99% Propylene Pipeline Partnership L.P. – 1%
Sailfish Pipeline Company, L.L.C.	Delaware	Enterprise Products Operating L.P. – 100%
Seminole Pipeline Company	Delaware	E-Oaktree, LLC – 80.0% E-Cypress, LLC – 10% Third Party – 10%
Sorrento Pipeline Company, LLC	Texas	Enterprise Products Operating L.P. – 100%
Starfish Pipeline Company, LLC	Delaware	Enterprise Products Operating L.P. – 50% Third Party – 50%
Stingray Pipeline Company, L.L.C.	Delaware	Starfish Pipeline Company, L.L.C. – 100%
Tejas-Magnolia Energy, LLC	Delaware	Pontchartrain Natural Gas System – 96.6% MCN-Pelican Interstate Gas, LLC – 3.4%
Teco Gas Processing, LLC	Delaware	Enterprise Products Operating L.P. – 100%

Jurisdiction of
Name of Subsidiary	Formation	Effective Ownership
Teco Gas Gathering, LLC	Delaware	Enterprise Products Operating L.P. – 100%
Tri-States NGL Pipeline, L.L.C.	Delaware	Enterprise Products Operating L.P. – 33.3% Enterprise NGL Pipelines, LLC – 33.3% Third Parties – 33.3%
Triton Gathering, L.L.C.	Delaware	Starfish Pipeline Company, L.L.C. – 100%
TXO-Acadian Gas Pipeline, LLC	Delaware	Acadian Gas, LLC – 100%
Venice Energy Services Company, L.L.C.	Delaware	Enterprise Gas Processing LLC – 13.1% Third Parties – 86.99%
Venice Pipeline LLC	Delaware	Enterprise Products Operating L.P. – 100%
West Cameron Dehydration Company, L.L.C.	Delaware	Starfish Pipeline Company, L.L.C. – 100%
Wilprise Pipeline Company, LLC	Delaware	Enterprise Products Operating L.P. - 74.7% Third Parties — 25.3%